Exhibit 10.30

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     WAIVER AND AGREEMENT, dated as of December 30, 2002 (this “Waiver") to the Amended and Restated Revolving Credit Agreement dated as of November 30, 1998, as amended by Amendment No. 1 dated as of March 31, 1999, Amendment No. 2 dated as of January 31, 2000, Amendment No. 3 dated as of July 13, 2000, Amendment No. 4 dated as of August 8, 2001, Amendment No. 5 dated as of September 30, 2001, Amendment No. 6 dated as of March 13, 2002, the letter agreement dated as of May 3, 2002, the two letter agreements dated as of June 17, 2002, and Amendment No. 7 dated as of November 6, 2002 (the “Credit Agreement"), among MILACRON INC. a Delaware corporation (the “Borrower” and the “Company"), MILACRON KUNSTSTOFFMASCHINEN EUROPA GMBH, a German limited liability company (“MKE”), and MILACRON B.V., a Dutch corporation (“Milacron B.V.” and together with MKE, the “Foreign Subsidiary Borrowers"; the Foreign Subsidiary Borrowers, collectively with the Company, the “Borrowers"), the lending institutions from time to time party thereto (each a “Lender” and collectively the “Lenders"), Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company), a New York banking corporation (“DBTCA”), as a Lender and as arranger and administrative agent for the Lenders (in such capacity, including its successors and permitted assigns, the “Agent"), and PNC Bank, as documentation agent (the “Documentation Agent"). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

     WHEREAS, Talbot Holdings, Ltd., a Delaware corporation and Subsidiary of the Company, intends to transfer all its assets (the “Transferred Assets") to Talbot Holdings, LLC, a newly formed Delaware limited liability company and wholly owned direct Subsidiary of the Company, pursuant to a Note Satisfaction Agreement (the “Transfer Agreement") dated as of December 31, 2002, between Talbot Holdings, Ltd. and Talbot Holdings, LLC (the “Asset Transfer").

     WHEREAS, the Company will contribute to Talbot Holdings, LLC an intercompany note in the amount of $12.57 million representing certain existing indebtedness owed by Talbot Holdings, Ltd. to the Company (the “Talbot Intercompany Note").

     WHEREAS, Talbot Holdings, LLC will provide consideration for the Asset Transfer from Talbot Holdings, Ltd. by reducing the outstanding principal amount of the Talbot Intercompany Note in an amount determined pursuant to the Transfer Agreement, representing the net fair market value of the Transferred Assets (subject to the liabilities assumed in connection with the Asset Transfer), as determined and adjusted pursuant to the Transfer Agreement.

     WHEREAS, Talbot Holdings, Ltd. will subsequently dissolve (the “Dissolution").

     WHEREAS, the Company has requested that the Agent and the Lenders waive certain provisions of the Credit Agreement;

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     WHEREAS, the Agent and the Lenders have considered and agreed to the Company’s request, upon the terms and conditions set forth in this Waiver;

     NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     SECTION 1. Waiver. Subject to the prior or simultaneous satisfaction of the conditions precedent set forth in Section 3 hereof, the undersigned Lenders hereby waive compliance by the Company and its Subsidiaries with the requirements set forth in Sections 5.4 and 6.16 of the Credit Agreement to the extent, and only to the extent, necessary to permit (a) Talbot Holdings, Ltd. to incur Indebtedness to Talbot Holdings, LLC under the Talbot Intercompany Note from and after the transfer of the Talbot Intercompany Note to Talbot Holdings, LLC and (b) Talbot Holdings, Ltd. to consummate the Dissolution.

     SECTION 2. Agreement. Each of the parties hereto hereby agrees that, upon the effectiveness of this Waiver on the Waiver Effective Date (as defined below), the Total Revolving Loan Commitment will automatically be permanently reduced in an amount equal to $4.0 million. The immediately preceding sentence shall not modify any other reduction of the Total Revolving Loan Commitment required pursuant to the terms of the Credit Agreement, provided that the reduction of the Total Revolving Loan Commitment pursuant to the immediately preceding sentence will be included for purposes of determining the amounts of scheduled reductions of the Total Revolving Loan Commitment required by the fourth sentence of Section 2.1(a) of the Credit Agreement. Notwithstanding anything to the contrary contained in the Credit Agreement, the Valenite Tax Reduction Amount in effect immediately after the permanent reduction of the Total Revolving Loan Commitment provided for in this Section shall be $21.0 million, which amount may subsequently be reduced in accordance with the Credit Agreement.

     SECTION 3. Representations and Warranties. The Company hereby confirms, reaffirms and restates the representations and warranties made by it in Section 8 of the Credit Agreement, as waived hereby, and all such representations and warranties are true and correct in all material respects as of the date hereof except such representations and warranties need not be true and correct to the extent that changes in the facts and conditions on which such representations and warranties are based are required or permitted under the Credit Agreement or such changes arise out of events not prohibited by the covenants set forth in Sections 5 and 6 of the Credit Agreement. The Company further represents and warrants (which representations and warranties shall survive the execution and delivery hereof) to the Agent and each Lender that:

     (a)  Each of the Company, MKE and Milacron B.V. has the corporate power, authority and legal right to execute and deliver this Waiver and has taken all corporate actions necessary to authorize the execution and delivery of this Waiver;

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     (b)  No consent of any Person other than the Lenders, and no consent, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority is required in connection with the execution, delivery, performance, validity or enforceability of this Waiver (other than filings necessary to perfect or record Liens to be granted by Talbot Holdings, LLC and the Company pursuant to the Security Documents and any other filings required to preserve, continue and protect the Liens of the Agent for the benefit of the Secured Parties on the Transferred Assets);

     (c)  This Waiver has been duly executed and delivered on behalf of each of the Company, MKE and Milacron B.V. by a duly authorized officer or attorney-in-fact of the Company, MKE or Milacron B.V., as the case may be, and constitutes a legal, valid and binding obligation of the Company and each of MKE or Milacron B.V., as the case may be, enforceable in accordance with its terms, except as the enforceability thereof may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditor’s rights generally or by equitable principles relating to enforceability;

     (d)  The execution, delivery and performance of this Waiver will not violate (i) any provision of law applicable to the Company, MKE or Milacron B.V. or (ii) contractual obligations of the Company, MKE or Milacron B.V., except in the case of clause (i) or (ii), such violations that would not have, individually or in the aggregate, a Material Adverse Effect;

     (e)  On and as of the Waiver Effective Date, after giving effect to this Waiver, no Default or Event of Default has occurred and is continuing; and

     (f)  The Company hereby represents and warrants that (A) the Installment Sale Agreement dated as of December 1, 1991, as evidenced by a Memorandum of Installment Sale Agreement of even date therewith and recorded in the Office of the Recorder of Deeds of Dauphin County, Pennsylvania at Book 1675, Page 362, and the Mortgage and Security Agreement, Indenture of Trust and Letter of Credit, Reimbursement and Security Agreement related thereto (the preceding documents, collectively, the “ISA”) has been discharged and satisfied in full (except for those provisions thereof which by their terms or which by law shall survive the satisfaction thereof), (B) pursuant to the ISA, the Company is entitled to certain real property located in Millersberg, Pennsylvania owned by Talbot Holdings, Ltd., which is subject to the Mortgage dated November 9, 2001, in favor of Bankers Trust Company, as Agent, recorded by the Dauphin County, Pennsylvania recorder of Deeds in Book 4211 at Page 319 on December 19, 2001, and to be transferred to Talbot Holdings, LLC (the “Property"), free and clear of all liens and encumbrances other than those permitted pursuant to the Security Agreement, the Open-End Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated November 9, 2001, between Talbot Holdings, Ltd. and the Agent, for the benefit of the Secured Parties, or as provided in sub-clause (A) above, and (C) the Company has requested the Dauphin County industrial development authority (the “IDA”) to transfer title to the Property to Talbot Holdings, Ltd. The Company will use its best efforts to cause (or cause its Subsidiaries to cause)

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the transfer of the Property from the IDA to Talbot Holdings, Ltd. to be completed not later than 60 days after the date hereof and will, concurrently with the consummation of such transfer, (1) cause a reaffirmation of mortgage to be executed in form and substance satisfactory to the Agent, (2) take any and all actions necessary or, in the opinion of the Agent, desirable to preserve the priority and perfection of the Agent’s lien on and security interest in the Property for the benefit of the Lenders and (3) cause to be delivered to the Agent an opinion of Pennsylvania counsel in form and substance reasonably satisfactory to the Agent.

     SECTION 4. Conditions to Effectiveness and Other Matters. This Waiver shall become effective as of the date of the satisfaction in full of the following conditions precedent (the “Waiver Effective Date"):

(a) The Agent shall have received duly executed counterparts hereof that, when taken together, bear the authorized signatures of the Company and the subsidiaries of the Company set forth below, on the one hand, and the Requisite Lenders, on the other hand.

(b) The Agent shall have received duly executed counterparts of a Joinder Agreement (as defined in the Security Agreement dated as of October 25, 2001, among the Company, the Subsidiaries of the Company named therein and the Agent) that, when taken together, bear the authorized signatures of Talbot Holdings, LLC and the Agent in the form of Exhibit A hereto.

(c) The Agent shall have received duly executed counterparts of an amendment, in the form of Exhibit B hereto (the “Stock Pledge Agreement Amendment"), to the Stock Pledge Agreement dated as of October 25, 2001, between the Company and the Agent to add the limited liability company interests held by the Company in Talbot Holdings, LLC as additional “Pledged Shares” (the “Additional Pledged Shares"), together with certificates representing such limited liability company interests and instruments of transfer with respect thereto endorsed in blank.

(d) The Agent shall have received (i) evidence satisfactory to the Agent that filings have been made, or arrangements for filings have been made, in the United States Patent Office and the United States Trademark Office that transfer the ownership of the federally-registered patents and federally-registered trademarks of Talbot Holdings, Ltd. (the “Transferred Intellectual Property") to Talbot Holdings, LLC, (ii) bills of sale and other documents and instruments in connection with the Asset Transfer and (iii) copies of any other deeds, documents or instruments in connection with the Asset Transfer as may be reasonably requested by the Agent.

(e) The Agent shall have received (i) UCC Financing Statements related to the Joinder Agreement, naming Talbot Holdings, LLC as debtor, together with a description of the collateral covered therein, (ii) a UCC Financing Statement Amendment relating to the Stock Pledge Agreement Amendment, naming the

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Company as debtor, relating to the Additional Pledged Shares, (iii) filings to be made in the United States Patent Office and the United States Trademark Office in respect of the Transferred Intellectual Property to perfect the Lien of the Agent for the benefit of the Secured Parties thereon, and (iv) evidence reasonably satisfactory to the Agent of the payment, or arrangements for future payment, of all filing fees, costs and other expenses incurred in the filing and recordation of each item described in this Section 3(f).

(f) The Agent shall have received the opinion of Cravath, Swaine & Moore, special counsel to the Borrowers, in form and substance reasonably satisfactory to the Agent.

(g) The Agent shall have received the opinion of Baker & MacKenzie, special Delaware counsel to the Borrowers, in form and substance reasonably satisfactory to the Agent; provided that if such opinion does not contain an opinion as to the due authorization, execution and delivery by the Company of the Stock Pledge Agreement Amendment dated as of December 30, 2002, the Company hereby agrees to cause delivery to the Agent of such an opinion, in form and substance reasonably satisfactory to the Agent, of counsel reasonably acceptable to the Agent not later than one Business Day after the date of the next regularly scheduled board meeting of the Company (which board meeting is currently scheduled for February 7, 2003).

(h) The Agent shall have received the opinion of John Gregg, Esq., internal intellectual property counsel to the Borrowers, in form and substance reasonably satisfactory to the Agent.

(i) The Agent shall have received the tax opinion of Baker & McKenzie, special counsel to the Borrowers, which tax opinion shall be in form and substance reasonably satisfactory to the Agent.

     SECTION 5. Miscellaneous. The Company shall pay in cash on the Waiver Effective Date to each Lender that executes and delivers a signature page to this Waiver not later than the close of business (New York City time) on the date hereof a fee in an aggregate amount equal to the amount set forth opposite the name of such Lender in Schedule A attached hereto. Without limiting or amending the provisions of Section 11.3 of the Credit Agreement, the Company shall pay not later than January 6, 2003 all fees and expenses of the Agent (including the reasonable fees of counsel to the Agent) in connection with this Waiver and related matters that have been invoiced through January 6, 2003.

     (b) Except as herein expressly waived, the Credit Agreement and all other agreements, documents, instruments and certificates executed in connection therewith, except as otherwise provided herein, are ratified and confirmed in all respects and shall remain in full force and effect in accordance with their respective terms.

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     (c)  All references to the Credit Agreement shall mean the Credit Agreement as waived as of the Waiver Effective Date, and as the same may at any time be amended, amended and restated, supplemented or otherwise modified from time to time and as in effect.

     (d)  This Waiver may be executed by the parties hereto in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement.

     (e)  THIS WAIVER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS.

     (f) This Waiver shall not constitute a consent or waiver to or modification of any other provision, term or condition of the Credit Agreement. All terms, provisions, covenants, representations, warranties, agreements and conditions contained in the Credit Agreement, as amended hereby, shall remain in full force and effect.

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Waiver

MILACRON INC.

By: Title: Vice President - Finance and Chief Financial Officer

Notice Address:

Milacron Inc. 2090 Florence Avenue Cincinnati, OH 45206 Attention: Robert P. Lienesch Telephone: (513) 487-5588 Fax: (513) 487-5586

MILACRON KUNSTSTOFFMASCHINEN EUROPA GMBH

By: Title: Vice President - Finance and Chief Financial Officer

Notice Address:

Milacron Inc. 2090 Florence Avenue Cincinnati, OH 45206 Attention: Robert P. Lienesch Telephone: (513) 487-5588 Fax: (513) 487-5586

MILACRON B.V.

By: Title: Vice President - Finance and Chief Financial Officer

Notice Address:

Milacron Inc. 2090 Florence Avenue Cincinnati, OH 45206 Attention: Robert P. Lienesch Telephone: (513) 487-5588 Fax: (513) 487-5586

Waiver

ABN AMRO BANK N.V., as a Lender

By:

Title:

By:

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DEUTSCHE BANK TRUST COMPANY AMERICAS, as a Lender and as the Agent By:

Title:

PNC BANK, NATIONAL ASSOCIATION, as a Lender, By:

Title:

JP MORGAN CHASE BANK (formerly known as the Chase Manhattan Bank), as a Lender By:

Title:

KEYBANK NATIONAL ASSOCIATION, as a Lender By:

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BANK ONE, INDIANA, N.A., as a Lender By:

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COMERICA BANK, as a Lender By:

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FIFTH THIRD BANK, as a Lender By:

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FIRSTAR BANK, National Association, as a Lender By:

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SOF Investment, as a Lender By:

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D. E. SHAW LAMINAR PORTFOLIOS,L.L.C., as a Lender By:

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CREDIT SUISSE FIRST BOSTON, as a Lender By:

Title:

By:

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